UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2012

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry Into a Material Definitive Agreement.

Notes Offerings

On October 2, 2012, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian Enterprises, Inc. (the “Company”), completed a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of $577,000,000 aggregate principal amount of 7.25% Senior Secured First Lien Notes due 2020 (the “First Lien Notes”) and $220,000,000 aggregate principal amount of 9.125% Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes” and, together with the First Lien Notes, the “Notes”). The Notes are guaranteed by the Company and certain of its subsidiaries (the “Notes Subsidiary Guarantors”).

The First Lien Notes and the guarantees thereof are secured by a first-priority lien on substantially all of K. Hovnanian’s, the Company’s and the Notes Subsidiary Guarantors’ assets and the Second Lien Notes and the guarantees thereof are secured by a second-priority lien on substantially all of K. Hovnanian’s, the Company’s and the Notes Subsidiary Guarantors’ assets, in both cases subject to permitted liens and certain exceptions.

In connection with the issuance of the First Lien Notes, K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into an Indenture, dated as of October 2, 2012, with Wilmington Trust, National Association, as trustee and collateral agent (the “First Lien Indenture”), and in connection with the issuance of the Second Lien Notes, K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into an Indenture, dated as of October 2, 2012, with Wilmington Trust, National Association, as trustee and collateral agent (the “Second Lien Indenture” and, together with the First Lien Indenture, the “Indentures”).  As of the date of the Indentures, the Notes were guaranteed by the Company and the Notes Subsidiary Guarantors, which included each of the Company’s subsidiaries except its home mortgage subsidiaries, certain of its titled insurance subsidiaries, joint ventures, subsidiaries holding interests in joint ventures and its foreign subsidiary.

The First Lien Notes bear interest at 7.25% per annum and mature on October 15, 2020. Interest is payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2013, to holders of record at the close of business on April 1 or October 1, as the case may be, immediately preceding each such interest payment date. The Second Lien Notes bear interest at 9.125% per annum and mature on November 15, 2020. Interest is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2013, to holders of record at the close of business on May 1 or November 1, as the case may be, immediately preceding each such interest payment date.

The Indentures contain restrictive covenants that limit among other things, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase subordinated indebtedness and common and preferred stock, make other restricted payments, including investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Indentures also contain customary events of default which would permit the holders of the applicable series of Notes to declare those Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the applicable series of Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the applicable series of Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the applicable series of Notes to be valid and perfected and specified events of bankruptcy and insolvency.

In connection with the issuance of the Notes and execution of the Indentures, K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into security agreements, dated as of October 2, 2012, by and among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, as applicable, and the collateral agents, pursuant to which

K. Hovnanian, the Company and the Notes Subsidiary Guarantors pledged substantially all of their assets to secure their obligations under the Notes and the Indentures, subject to certain exceptions as set forth in such agreements. K. Hovnanian, the Company and the Notes Subsidiary Guarantors, the trustees and the collateral agents also entered into an Intercreditor Agreement, dated October 2, 2012, which sets forth agreements with respect to the First Lien Notes and the Second Lien Notes.

Units Offering

Also on October 2, 2012, the Company and K. Hovnanian completed an underwritten public offering of $100,000,000 aggregate stated amount of 6.00% Exchangeable Note Units (the “Units”) (equivalent to 100,000 Units) issued by K. Hovnanian and the Company (which amount includes the full exercise of the overallotment option granted to the underwriters).

Each $1,000 stated amount of Units initially consists of (i) a zero coupon senior exchangeable note due December 1, 2017 (the “Exchangeable Note”) issued by K. Hovnanian, which bears no cash interest and has an initial principal amount of $768.51 per Exchangeable Note, and that will accrete to $1,000 at maturity and (ii) a senior amortizing note due December 1, 2017 (the “Amortizing Note”) issued by K. Hovnanian, which has an initial principal amount of $231.49 per Amortizing Note, bears interest at a rate of 11.00% per annum, and has a final installment payment date of December 1, 2017.  The Exchangeable Notes and Amortizing Notes are each guaranteed by the Company and certain subsidiaries of the Company (the “Units Subsidiary Guarantors”).

In connection with the issuance of the Units, K. Hovnanian and the Company entered into the Units Agreement, dated as of October 2, 2012, with Wilmington Trust Company, as units agent.

In connection with the issuance of the Exchangeable Notes, K. Hovnanian, the Company, as guarantor, and the Units Subsidiary Guarantors entered into the Fourth Supplemental Indenture, dated as of October 2, 2012, with Wilmington Trust Company, as trustee (the “Fourth Supplemental Indenture”), which supplements the Indenture, dated as of February 14, 2011, by and among K. Hovnanian, the Company, as guarantor, and Wilmington Trust Company, as trustee (the “Base Indenture” and together with the Fourth Supplemental Indenture, the “Exchangeable Notes Indenture”). The Base Indenture has previously been filed as Exhibit 4(a) to the Company’s quarterly report on Form 10-Q for the quarter ended January 31, 2011.

Each Exchangeable Note will have an initial principal amount of $768.51 (which will accrete to $1,000 over the term of the Exchangeable Note at an annual rate of 5.17% from the date of issuance, calculated on a semi-annual bond equivalent yield basis).  Holders may exchange their Exchangeable Notes at their option at any time prior to 5:00 p.m., New York City time, on the business day immediately preceding December 1, 2017.  Each Exchangeable Note will be exchangeable for shares of Class A common stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) at an initial exchange rate of 185.5288 shares of Class A Common Stock per Exchangeable Note (equivalent to an initial exchange price, based on $1,000 principal amount at maturity, of approximately $5.39 per share of Class A Common Stock).  The exchange rate will be subject to adjustment in certain events.  Following certain corporate events that occur prior to the maturity date, the Company will increase the applicable exchange rate for any holder who elects to exchange its Exchangeable Notes in connection with such corporate event.  In addition, holders of Exchangeable Notes will also have the right to require K. Hovnanian to repurchase such holders’ Exchangeable Notes upon the occurrence of certain of these corporate events.

In connection with the issuance of the Amortizing Notes, K. Hovnanian, the Company, as guarantor, and the Units Subsidiary Guarantors entered into the Fifth Supplemental Indenture, dated as of October 2, 2012, with Wilmington Trust Company, as trustee (the “Fifth Supplemental Indenture”), which supplements the Base Indenture (the Base Indenture, together with the Fifth Supplemental Indenture, the “Amortizing Notes Indenture”).

On each June 1 and December 1 commencing on June 1, 2013 (each, an “installment payment date”) K. Hovnanian will pay holders of Amortizing Notes equal semi-annual cash installments of $30.00 per Amortizing Note (except for the June 1, 2013 installment payment, which will be $39.83 per Amortizing Note), which cash payment in the aggregate will be equivalent to 6.00% per year with respect to each $1,000 stated amount of Units.  Each installment will constitute a payment of interest (at a rate of 11.00% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the amortization schedule provided in the Amortizing Notes Supplemental Indenture. Following certain corporate events that occur prior to the maturity date, holders of the Amortizing Notes will have the right to require K. Hovnanian to repurchase such holders’ Amortizing Notes.

The Amortizing Notes Indenture also contains customary events of default which would permit the holders of the Amortizing Notes to declare those Amortizing Notes to be immediately due and payable if not cured within applicable grace periods described in the Amortizing Notes Indenture, including the failure to make timely payments on the Amortizing Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

Each Unit may be separated into its constituent Exchangeable Note and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit.

The sale of the Units was made pursuant to the Company’s, K. Hovnanian’s and the Unit Subsidiary Guarantors’ Registration Statement on Form S-3 (File No. 333-173365) (the “Registration Statement”) and the prospectus supplement, dated September 19, 2012, to the prospectus contained therein dated April 18, 2011.

Item 1.02        Termination of a Material Definitive Agreement.

The information set forth under Item 8.01 below, as to the satisfaction and discharge of the indenture governing the Existing Secured Notes, is incorporated by reference into this Item 1.02.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 with respect to the Notes and the Units is hereby incorporated by reference into this Item 2.03.

Item 3.03        Material Modification to Rights of Security Holders.

The information set forth under Item 8.01 below, as to the satisfaction and discharge of the indenture governing the Existing Secured Notes, is incorporated by reference into this Item 3.03.

Item 8.01        Other Events.

On October 2, 2012, K. Hovnanian (i) used a portion of the proceeds from the issuances of the Notes and the Units described in Item 1.01 above to purchase $637,185,000 aggregate principal amount of its 10 5/8% Senior Secured Notes due 2016 (the “Existing Secured Notes”) tendered pursuant to its previously announced tender offer (the “Tender Offer”), (ii) issued a notice of redemption to holders of the remaining $159,815,000 aggregate principal amount of Existing Secured Notes that were not tendered and remained outstanding following K. Hovnanian’s initial acceptance of, and payment for, the Existing Secured Notes tendered in the Tender Offer prior to the early tender deadline of 5:00 p.m., New York City time, on October 1, 2012 and (iii) deposited with the trustee for the Existing Secured Notes sufficient funds to satisfy and discharge the indenture governing the Existing Secured Notes and to fund the redemption of the remaining outstanding Existing Secured Notes and to pay accrued and unpaid interest on the redeemed notes to, but not including, the November 1, 2012 redemption date. Upon the satisfaction and discharge of the indenture governing the Existing Secured Notes, all of the collateral securing the Existing Secured Notes was released and any remaining restrictive covenants and certain events of default contained in the indenture governing the Existing Secured Notes ceased to have effect.

In connection with the offering of the Units, as described in response to Item 1.01 above, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) Units Agreement, (ii) Form of Unit, (iii) Amortizing Notes Supplemental Indenture, (iv) Form of Amortizing Note, (v) Exchangeable Note Supplemental Indenture, (vi) Form of Exchangeable Note, (vii) legal opinion of Simpson Thacher & Bartlett LLP, and related consent, (viii) legal opinion of Michael Discafani, Vice President and Corporate Counsel of the Company and K. Hovnanian, and related consent and (ix) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

Item 9.01.                                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1

Indenture dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of 7.25% Senior Secured First Lien Note due 2020.

Exhibit 4.2

Indenture dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of 9.125% Senior Secured Second Lien Note due 2020.

Exhibit 4.23	Units Agreement, among K. Hovnanian, the Company and Wilmington Trust Company, as Units Agent, including form of Unit, component amortizing notes and component exchangeable notes.

Exhibit 4.26

Amortizing Notes Indenture, dated as of October 2, 2012, among K. Hovnanian, the Company and the Units Subsidiary Guarantors and Wilmington Trust Company, as Trustee, including the form of Amortizing Note.

Exhibit 4.27

Exchangeable Notes Indenture, dated as of October 2, 2012, among K. Hovnanian, the Company and Units Subsidiary Guarantors and Wilmington Trust Company, as Trustee, including the form of Exchangeable Note.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Michael Discafani, Vice President and Corporate Counsel of the Company and K. Hovnanian.

Exhibit 10.1	First Lien Pledge Agreement, dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.2	Second Lien Pledge Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.3	First Lien Security Agreement, dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.4	Second Lien Security Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.5	Form of First Lien Intellectual Property Security Agreement, dated as of October 2, 2012,

relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.6	Form of Second Lien Intellectual Property Security Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.7

Intercreditor Agreement, dated October 2, 2012, among the Company, K. Hovnanian, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as trustee and collateral agent under the Senior Noteholder Documents as defined therein, Wilmington Trust, National Association, as collateral agent for the Mortgage Tax Collateral as defined therein, and Wilmington Trust, National Association, as trustee and collateral agent under the Junior Noteholder Documents as defined therein.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Michael Discafani, Vice President and Corporate Counsel of the Company and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

	By:	/s/	J. Larry Sorsby
		Name:	J. Larry Sorsby
		Title:	Executive Vice President and Chief Financial Officer

Date: October 2, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.1

Indenture dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of 7.25% Senior Secured First Lien Note due 2020.

Exhibit 4.2

Indenture dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of 9.125% Senior Secured Second Lien Note due 2020.

Exhibit 4.23	Units Agreement, among K. Hovnanian, the Company and Wilmington Trust, National Association, as Units Agent, including form of Unit, component amortizing notes and component exchangeable notes.

Exhibit 4.26

Amortizing Notes Indenture, dated as of October 2, 2012, among K. Hovnanian, the Company and the Units Subsidiary Guarantors and Wilmington Trust Company, as Trustee, including the form of Amortizing Note.

Exhibit 4.27

Exchangeable Notes Indenture, dated as of October 2, 2012, among K. Hovnanian, the Company and the Units Subsidiary Guarantors and Wilmington Trust Company, as Trustee, including the form of Exchangeable Note.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Michael Discafani, Vice President and Corporate Counsel of the Company and K. Hovnanian.

Exhibit 10.1	First Lien Pledge Agreement, dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.2	Second Lien Pledge Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.3	First Lien Security Agreement, dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.4	Second Lien Security Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.5	Form of First Lien Intellectual Property Security Agreement, dated as of October 2, 2012, relating to the 7.25% Senior Secured First Lien Notes due 2020.

Exhibit 10.6	Form of Second Lien Intellectual Property Security Agreement, dated as of October 2, 2012, relating to the 9.125% Senior Secured Second Lien Notes due 2020.

Exhibit 10.7

Intercreditor Agreement, dated October 2, 2012, among the Company, K. Hovnanian, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as trustee and collateral agent under the Senior Noteholder Documents as defined therein, Wilmington Trust, National Association, as collateral agent for the Mortgage Tax Collateral as defined therein, and Wilmington Trust, National Association, as trustee and collateral agent under the Junior Noteholder Documents as defined therein.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Michael Discafani, Vice President and Corporate Counsel of the Company and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).